Exhibit 99.1

MASSIMO

NASDAQ: MAMO

INVESTOR PRESENTATION

November 2026







MASSIMO

DISCLAIMER AND FORWARD-LOOKING STATEMENTS

This presentation is being issued by Massimo Group (the "Company" or "Massimo") for information purposes only. The content of this presentation has not been approved by any securities regulatory authority. Reliance on this presentation for the purpose of engaging in any investment activity may expose an individual to a significant risk of losing all of the property or other assets invested.

This presentation is not an admission document, prospectus or an advertisement and is being provided for information purposes only and does not constitute or form part of, and should not be construed as, an offer or invitation to sell or any solicitation of any offer to purchase or subscribe for any securities of the Company in the United States or any other jurisdiction. Neither this presentation, nor any part of it nor anything contained or referred to in it, nor the fact of its distribution, should form the basis of or be relied on in connection with or act as an inducement in relation to a decision to purchase or subscribe for or enter into any contract or make any other commitment whatsoever in relation to any securities of the Company. No representation or warranty, express or implied, is given by or on behalf of the Company, its directors, officers and advisors or any other person as to the accuracy, sufficiency or completeness of the information or opinions contained in this presentation and no liability whatsoever is accepted by the Company, its directors, officers or advisors or any other person for any loss howsoever arising, directly or indirectly, from any use of such information or opinions or otherwise arising in connection therewith.

This presentation contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, concerning our business, operations and financial performance and condition, as well as our plans, objectives and expectations for our business operations and financial performance and condition that are based on our management's belief and assumptions and on information currently available to our management. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these statements relate to our strategy, future operations, future financial position, future revenue, projected costs, prospects, plans, objectives of management and expected market growth, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

Forward-looking statements in this presentation include, without limitation, statements about (i) customer acceptance and demand for our services and products; (ii) our ability to compete effectively in the powersports vehicles and boats industry; (iii) the quality and reliability of our products and services; (iv) the prices of our products; (v) the products sold by our competitors and their prices; (vi) our ability to innovate technologically, and, in particular, our ability to expand and launch our line of electric products to satisfy changing customer demand; (vii) our management's ability to execute its plans, strategies and objectives for future operations; (viii) our ability to expand and maintain relationships with our network of dealers, retailers and service providers; (ix) projected growth opportunities in the market for utility-terrain vehicles, all-terrain vehicles and pontoon boats; and (x) our plans to add new assembly and distribution centers.

In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," "potential," "continue" or the negative of these terms or other comparable terminology. These statements are only predictions. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond our control and which could materially affect results. If our underlying assumptions prove to be incorrect, actual events or results may vary significantly from those implied or projected by the forward-looking statements. No forward-looking statement is a guarantee of future performance.

The forward-looking statements in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we assume no obligation to update or revise any forward-looking statements except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation.

In addition, statements that "we believe" and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this presentation, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and you are cautioned not to rely unduly upon these statements.

These forward-looking statements are subject to risks and uncertainties, including those described under the heading "Risk Factors" in the Company's most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, and in the Company's other filings with the Securities and Exchange Commission. Investors are urged to carefully review the Company's filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which are available at www.sec.gov and through the investor relations section of the Company's website.

This presentation includes trademarks of Massimo, which are protected under applicable intellectual property laws and are the property of Massimo or its subsidiaries. This presentation also includes other trademarks, trade names and service marks that are the property of their respective owners. Solely for convenience, in some cases, the trademarks, trade names

MASSIMO

MASSIMO COMBINES A REBUILT MARGIN STRUCTURE WITH A VALUATION BELOW POWERSPORTS AND MARINE PEERS

- **Cycle position.** The value UTV channel has already worked through its postpandemic reset, and utility demand is outpacing recreation in 2026.
- **Margin rebuilt.** Gross margin rose from 25.7% in FY2022 to 48.8% in Q2 2026 on mix, sourcing and landed cost discipline.
- **Multiple gap.** Massimo trades near 0.58x EV/sales against a 0.70x U.S. peer median, and 1.34x EV/gross profit against 3.76x.
- **Penetration path.** Dealers, national retail, Ace, fleet and government and direct sales each add reach in a 520,000-unit UTV market.
- **Operating leverage.** With costs already sized for a larger business, incremental revenue can lift operating margin faster than sales.

48.8%
Q2 2026 gross margin

0.58x
EV / TTM sales (peer median 0.70x)

~2,800
U.S. dealer and retail locations

$0
Bank borrowings at June 30, 2026

Note: EV includes $2.0M due to shareholder; TTM through June 30, 2026.
Source: Massimo Q2 2026 10-Q; Massimo SEC filings; Market data and company filings, Oct 27 2026

HOW THE CASE IS BUILT

THE CASE MOVES FROM MARKET SIZE AND PEER VALUE TO EXECUTION SPECIFIC TO MASSIMO

MASSIMO

01

MARKETS AND CYCLE

A $9.9B ATV and UTV market and a $14.6B U.S. powerboat market, with the value UTV reset already absorbed

02

COMPARABLES

What investors pay U.S. peers, and how their markets, distribution and penetration compare

03

MICRO VIEW

Products, pricing, revenue reset and the gross margin rebuild inside Massimo

04

PENETRATION AND GROWTH

Five channels, a product cycle and annual growth rate paths from the current base

05

VALUE DRIVERS

How revenue, margin, operating leverage and the multiple combine

THE VALUE UTV CHANNEL HAS ALREADY ABSORBED ITS POSTPANDEMIC RESET, WITH UTILITY DEMAND LEADING 2026

UTV retail units from nontraditional brands through big-box stores


43,000
42,000
25,500
20,000
19,040
2020
2021
2022
2023
2024
Boom
2020 to 2022
Reset
2023 to 2025
Recovery signals
2026

Where the cycle stands

- Value UTV units sold through big-box stores fell 56% from the 2021 peak to 19,040 in 2024, or 3.5% of the total market.
- The total UTV market fell 18% across 2021 and 2022, rose 2% in 2023 and fell 7.2% to about 520,000 units in 2024.
- In Q3 2026, industry ORV retail was flat while Polaris utility retail rose 6%, the segment where Massimo competes.
- Massimo reduced 2026 wholesale shipments to big-box partners to align with retail sell-through and customer inventory levels.

Source: Powersports Business / PPM; Polaris Q3 2026 release; Massimo Q2 2026 10-Q

MASSIMO

NORTH AMERICAN ATV AND UTV SPENDING IS FORECAST TO COMPOUND 7.8% A YEAR TO $14.4B BY 2030

North America ATV and UTV market, $B


$9.9
$10.7
$11.5
$12.4
$13.4
$14.4
2025
2026
2027
2028
2029
2030

Where the 520,000 UTV units go

Utility crossover	48%
Pure utility	15.5%
Super sport	14.5%
Recreational utility	10%
Sport recreational and electric	10%

63.5% of 2024 UTV units were utility categories, Massimo's core. Farming and ranching (29%), estate (10.5%) and homestead (8.5%) use make up nearly half of the market.

Note: Interim years interpolated at the published 7.8% CAGR between the 2025 and 2030 endpoints. Third-party forecast, not company guidance.
Source: GlobeNewswire market report; Powersports Business / PPM

PONTOONS LEAD U.S. NEW POWERBOAT SALES, GIVING MASSIMO MARINE A SECOND LARGE MARKET

156,754

U.S. new powerboats, 2025
NMMA

33.6%

Pontoon share of units
Largest category by units

~52,700

Implied pontoon units
156,754 × 33.6%

Historical feature and price comparison, January 2025





	Massimo Pontoon Limited	Berkshire CTS 24 RFC	Crest DLX 240 SLS
MSRP with options	$63,958	$69,995	$72,304
Length	24 ft	24 ft	24 ft
Max horsepower	200	150	150
Capacity	12	11	13
Audio and display	Premium, digital	Basic, analog	Basic, analog
Toon thickness	0.11 in	0.08 in	0.08 in

Note: Product comparison reproduced from the January 2025 company presentation; prices not updated. Management targets 3 value marine products for 2027.
Source: NMMA; Massimo Company Presentation, Jan 2025

INDUSTRY MULTIPLES

INVESTORS PAY U.S. PEERS 0.70X SALES AT THE MEDIAN; MASSIMO TRADES NEAR 0.58X WITH ABOUT TWICE THEIR GROSS MARGIN



EV / TTM sales
Brunswick
1.10x
MasterCraft
0.78x
Polaris
0.62x
Malibu Boats
0.58x
Massimo
0.58x

Company	EV ($M)	EV / sales	EV / gross profit	Gross margin	Op. margin
Massimo	37.8	0.58x	1.34x	43.0%	7.9%
Polaris	4,775	0.62x	2.93x	21.3%	(1.8%)
Brunswick	6,170	1.10x	4.28x	25.6%	(0.4%)
Malibu Boats	530	0.58x	3.61x	16.0%	0.3%
MasterCraft	442	0.78x	3.91x	20.0%	(1.8%)
Peer median		0.70x	3.76x		

Gross margin definitions differ across companies, so EV/gross profit is supplemental. The sales multiple is the cleaner comparison across companies.

Note: EV = market cap + debt – cash, prices Oct 27 2026. Massimo EV includes $2.0M due to shareholder. MasterCraft uses pro forma FY2026 sales and gross profit including Marine Products (merger closed May 15, 2026).
Source: Market data and company filings, Oct 27 2026; Massimo Q2 2026 10-Q

COMPARABLES

MASSIMO

MASSIMO REACHES ABOUT 2,800 U.S. POINTS OF SALE YET HOLDS UNDER 1% OF ITS MARKET, WHILE BOAT PEERS HOLD 2% TO 8%

Company	Core market	Market size	Distribution	Relevant sales	Penetration	EV ($M)	EV / sales
Massimo	**UTVs, ATVs and pontoons**	**$9.9B N.A. ATV and UTV, 2025**	**~2,800 U.S. dealer and retail locations**	**$65.6M total, TTM**	**~0.7%**	**37.8**	**0.58x**
Polaris	Off road vehicles	~780,000 N.A. ORV units, 2025	~1,300 N.A. ORV dealers (~2,400 total)	$5.71B Off Road, 2025	N.A. ORV share leader	4,775	0.62x
Brunswick	Boats and marine engines	$14.6B U.S. new powerboats, 2025	1,300+ boat dealers and distributors	$1.22B U.S. boat sales, 2025	~8.4%	6,170	1.10x
Malibu Boats	Performance sport boats	$14.6B U.S. new powerboats, 2025	200+ U.S. locations (345+ global)	$763M U.S. sales, FY2026	~5.2%	530	0.58x
MasterCraft	Wake, pontoon and sport fishing boats	$14.6B U.S. new powerboats, 2025	415 U.S. dealer locations	$309M U.S. sales, FY2026	~2.1%	442	0.78x

Reading the table Massimo's reach is already national. The lever is productivity per location, not more locations: converting existing points of sale into productive dealers is what moves penetration off the floor.

Note: Penetration = company U.S. sales ÷ market size; company sales are wholesale and market data is retail, so shares are indicative. Location counts are defined differently by each company. MasterCraft U.S. sales are reported FY2026 (Marine Products from May 15); EV/sales uses pro forma sales.

Source: Polaris 2025 10-K; Brunswick 2025 10-K; Malibu FY2026 10-K; MasterCraft FY2026 10-K; MasterCraft pro forma 8-K; GlobeNewswire market report; Massimo Q2 2026 10-Q

MASSIMO SELLS VALUE PRICED UTILITY, RECREATION AND MARINE PRODUCTS FROM ITS GARLAND, TEXAS BASE



PRODUCTS
UTVs, ATVs, golf and electric vehicles, go-karts, pontoons and tritoons

FACILITY
376,000 sq ft manufacturing and distribution site in Garland, Texas

REACH
~2,800 U.S. dealer and retail locations, including Tractor Supply, Lowe's and Walmart

TTM REVENUE
$65.6M, 91.6% UTVs, ATVs and e-bikes in Q2 2026

NEW PLATFORMS
Sentinel HVAC line, 1500 Series on a new 1,499cc engine, MVR electric utility

Source: Massimo SEC filings; Massimo Q2 2026 10-Q; 1500 Series dealer release

MICRO VIEW: PRICING

MASSIMO

MASSIMO'S UTV UNDERCUTS MAJOR BRANDS ON PRICE WHILE INCLUDING EQUIPMENT THEY CHARGE EXTRA FOR






Oct. 2026	Massimo T-Boss 560	Polaris Ranger SP 600	Kawasaki Mule 4000	CFMOTO UForce 600
MSRP	$10,499	$13,634	$13,750	$12,589
Engine (cc)	493	567	617	580
Towing (lbs)	1,200	1,500	2,000	1,500
Winch	Included	Extra cost	Extra cost	Extra cost
Roof and windshield	Included	Extra cost	Extra cost	Extra cost
10” Touchscreen	Included	N/A	N/A	N/A

CURRENT PRICE CHECK

$10,499
T-Boss 560

$13,634
Ranger SP 570 MSRP

23% lower
vs. MSRP

Note: Oct. 2026 MSRP includes roof, screen, windshield, mirrors, doors, bumper and winch. Current check is base pricing, not matched for equipment.
Source: https://www.polaris.com/en-us/, https://www.cfmotousa.com/, https://www.kawasaki.com/en-us/

MICRO VIEW: PRICING

MASSIMO

THE SAME VALUE GAP HOLDS IN ATVS, WHERE MASSIMO PRICES WELL BELOW POLARIS AND CAN-AM







Oct. 2026	Massimo MSA 550	Polaris Sportsman 600	Can-Am Outlander PRO HD5
MSRP	$5,499	$7,999	$7,799
Engine (cc)	493	567	650
Towing (lbs)	1,200	1,350	1,830
Power steering	No	No	No
Winch and alloy wheels	Included	Optional	Optional
Rear seat backs	Included	N/A	N/A

CURRENT PRICE CHECK

$5,499

Massimo MSA 550
Company listing, Oct. 2026

$7,999

Polaris Sportsman 600 EPS
MSRP listed by a dealer

31.3% lower base price

Note: Current check compares listed base prices; trims and equipment differ.
Source: https://www.polaris.com/en-us/, https://can-am.brp.com/ Oct. 2026

MASSIMO

REVENUE FOLLOWED THE INDUSTRY DOWN FROM THE 2023 PEAK WHILE GROSS MARGIN KEPT CLIMBING


Revenue, $M
$86.5
$115.0
$109.3
$71.8
$65.6
Gross margin, %
25.7%
31.2%
29.7%
37.5%
43.0%
FY2022
FY2023
FY2024
FY2025
TTM Q2 2026

+17.3 pts

Gross margin, FY2022 to TTM
25.7% to 43.0%

−43%

Revenue, FY2023 to TTM
$115.0M to $65.6M

The revenue base reset with the value channel and with Massimo's choice to ship to sell-through. The cost structure that remains earns more per dollar of sales.

Note: FY2025 includes a $1.0M litigation settlement inventory repurchase recorded against revenue in Q1 2025.
Source: Market data and company filings, Oct 27 2026; Massimo Q2 2026 10-Q

INCREASING MARGINS

MASSIMO

GROSS MARGIN REACHED 48.8% IN Q2 2026 ON PRODUCT MIX, SOURCING AND LANDED COST DISCIPLINE

Quarterly gross margin, %



27.2
29.9
28.4
36.3
42.0
41.5
39.9
48.8
Q3'24
Q4'24
Q1'25
Q2'25
Q3'25
Q4'25
Q1'26
Q2'26

Durable — **Product mix**

A more favorable mix of products sold, as reported in the Q2 2026 10-Q

Durable — **Sourcing and cost control**

Improved component sourcing and tighter cost controls

Durable — **Landed cost discipline**

Freight and other landed costs managed more tightly

One time — **Prior year comparison**

H1 2025 included a $1.0M litigation settlement inventory repurchase recorded against revenue

Note: Q1 2025 margin reflects a $1.0M litigation settlement inventory repurchase. Drivers drawn from the Q2 2026 10-Q.
Source: Market data and company filings, Oct 27 2026; Massimo Q2 2026 10-Q

MASSIMO

A LEAN BALANCE SHEET FUNDS THE GROWTH PLAN WITHOUT BANK BORROWING

$4.6M
Cash, June 30, 2026

$0
Bank borrowings
Cathay Bank line in place

$17.1M
Working capital

$4.0M
Undrawn shareholder facility
4.0%, matures June 2027

$23.6M
Inventory
Down from $26.0M at Dec. 31, 2025

$0.07M
H1 2026 operating cash use
vs. $4.7M in H1 2025

Liabilities to note: $2.0M due to the controlling shareholder (current) and a $6.0M litigation accrual related to Nebula. Management expects operating cash flow to cover needs for the next 12 months.

Source: Massimo Q2 2026 10-Q

FIVE CHANNELS WIDEN REACH AND REDUCE DEPENDENCE ON ANY SINGLE CUSTOMER

DEALERS

Core growth engine

- VP of Dealer Development hired
- Refreshed dealer program, Jan. 2026
- 100+ dealer leads at Equip Expo, Oct. 2026

Building

NATIONAL RETAIL

Tractor Supply, Lowe's, Walmart

- Tractor Supply in-store SKU program live
- Exclusive Mini Truck for 2026 holidays
- Exclusive Buck 570 for a national retailer

Shipping

INDEPENDENT RETAIL

Ace Hardware network

- 5,000+ U.S. Ace stores
- 2026 holiday program submitted
- No purchase commitments yet

Early

FLEET AND GOVERNMENT

Commercial, DoD, Army, Navy MWR

- Confirmed DoD and U.S. Army fleet orders
- Navy MWR added Aug. 2026
- Manager of Fleet Sales hired

Shipping

DIRECT AND ONLINE

massimomotor.com

- Direct consumer channel
- Supports brand and pricing visibility
- Complements dealer reach

Ongoing

Source: Dealer momentum release; Tractor Supply program release; Ace Hardware program release; Massimo 2026 releases; 1500 Series dealer release

MASSIMO

A DENSE 2026 TO 2027 CALENDAR OF LAUNCHES AND CHANNEL OPENINGS FEEDS THE NEXT GROWTH PHASE

MAY 2026
Sentinel 770 HVAC launch
Sentinel line targets ~$10M of 2026 revenue

MAY 2026
Tractor Supply fulfillment
In-store SKU program, 1,000+ units initially stocked

JUN 2026
DoD and U.S. Army orders
Confirmed fleet purchase orders

AUG 2026
Navy MWR fleet customer
Government channel widens

SEP 2026
Mini Truck at Tractor Supply
Exclusive for the holiday season

OCT 2026
Ace program and Buck 570
Retailer exclusive, first shipments week of Oct. 19

OCT 2026
1500 Series at Equip Expo
100+ dealer leads, 100+ unit pre-order estimate

NOV 2026
SEMA official launch
1500 Series pricing and availability

2027
Value marine products
3 products at ~$8,000 to $20,000 (mgmt. objective)

Yellow markers are upcoming. Pre-order estimates are management estimates, not binding orders or recognized revenue.

Source: Massimo 2026 releases; 1500 Series dealer release; Mini Truck release

MARKET PENETRATION

SMALL SHARE GAINS IN A 520,000-UNIT UTV MARKET POTENTIALLY TRANSLATE INTO MEANINGFUL REVENUE AT MASSIMO'S SCALE

Lens 1: share of North American UTV units

Added share	Units	Revenue at $8,000 per unit
0.10%	520	$4.2M
0.25%	1,300	$10.4M
0.50%	2,600	$20.8M

$8,000 is an illustrative blended wholesale revenue per unit, set below the $9,999.99 T-Boss 550 retail price. Replace with company channel data.

Lens 2: productive dealer build

Added productive dealers	Revenue at $300,000 each
50	$15M
100	$30M
200	$60M

$300,000 is management's estimate of annual Massimo revenue per average productive dealer; top dealers exceed $1M. Productivity varies and is not a forecast.

Scale check: TTM revenue is $65.6M, so 100 productive dealers alone would add about 46% to the current base.

Note: Illustrative arithmetic. The two lenses overlap and should not be added together.
Source: Powersports Business / PPM; Tractor Supply listing; Market data and company filings, Oct 27 2026

RETURNING TO THE 2023 REVENUE PEAK WITHIN 4 YEARS REQUIRES ABOUT 15% ANNUAL GROWTH, ROUGHLY TWICE THE INDUSTRY RATE

Illustrative revenue paths from the $65.6M TTM base, $M


$180
$160
$140
$120
$100
$80
$60
$40
TTM base
Year 1
Year 2
Year 3
Year 4
Industry pace (7.8%)
Prior peak recovery (15.1%)
Penetration expansion (25.0%)

Path	Annual growth	Year 4 revenue
Industry pace	7.8%	$88.6M
Prior peak recovery	15.1%	$115.1M
Penetration expansion	25.0%	$160.2M

- Industry pace matches the 7.8% published market growth rate with no share gain.
- Prior peak recovery returns revenue to the FY2023 level of $115.0M.
- Penetration expansion assumes dealer, retail and fleet channels add share at 25% a year.

Note: Illustrative compounding only; not guidance or a forecast.
Source: GlobeNewswire market report; Market data and company filings, Oct 27 2026

MASSIMO

BECAUSE OPERATING COSTS ARE ALREADY SIZED FOR A LARGER BUSINESS, PROFIT CAN GROW FASTER THAN REVENUE

$M	TTM actual	Industry pace	Prior peak recovery	Penetration expansion
Revenue	65.6	88.6	115.1	160.2
Gross profit	28.2	35.4	46.1	64.1
Gross margin	43.0%	40.0%	40.0%	40.0%
Operating expenses	23.0	27.6	32.9	41.9
Operating income	**5.2**	**7.8**	**13.1**	**22.2**
Operating margin	**7.9%**	**8.8%**	**11.4%**	**13.8%**

Assumptions

- Gross margin held at 40%, below the 43.0% TTM level, to allow for 2026 cost benefits that may not recur.
- Operating costs start at the $23.0M TTM base and rise $0.20 for each added $1 of revenue.
- Year 4 revenue from each growth path on the prior slide.

Note: Illustrative arithmetic, not guidance. TTM opex derived as gross profit less operating income.
Source: Market data and company filings, Oct 27 2026

VALUE DRIVERS

ENTERPRISE VALUE RISES WITH REVENUE AND WITH ANY NARROWING OF THE MULTIPLE GAP TO PEERS

REVENUE
Channels × productivity

→

GROSS MARGIN
Mix, sourcing, landed cost

→

OPERATING LEVERAGE
Fixed cost absorption

→

MARKET MULTIPLE
U.S. peer median 0.70x sales

Illustrative enterprise value, $M: revenue path × EV/sales multiple

Revenue	$M	Current 0.58x	Peer median 0.70x	Brunswick 1.10x
TTM actual	65.6	38	46	72
Industry pace, yr 4	88.6	51	62	97
Prior peak recovery, yr 4	115.1	67	81	127
Penetration expansion, yr 4	160.2	93	112	176

Reading the grid

Moving right isolates the multiple. Moving down isolates growth. The company's job is to move down; the market decides how far right.

Note: Enterprise value arithmetic only; not a valuation opinion, forecast or price target. Equity value would also reflect cash, debt and other liabilities.
Source: Market data and company filings, Oct 27 2026

MASSIMO

WHY MASSIMO NOW

THE MARGIN WORK IS DONE, AND THE GROWTH CHANNELS ARE OPENING, WHILE THE STOCK STILL TRADES BELOW PEERS

MARKET	$9.9B ATV and UTV market plus $14.6B U.S. powerboats
INDUSTRY	7.8% annual market growth; U.S. peers at 0.70x sales
COMPANY	Gross margin from 25.7% to 48.8%; no bank debt
GROWTH	Five channels and a full 2026 to 2027 product cycle
VALUE	Revenue growth plus margin leverage, with multiple upside


WARRIOR
1500 XD
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MASSIMO

LEADERSHIP TEAM

THANK YOU



QUENTON PETERSEN

Chief Executive Officer

Led sales, marketing and operations since 2018; CEO since April 2026



DAVID SHAN

Founder and Executive Chairman

Founded Massimo in 2009 and Massimo Marine in 2018; CEO from 2009 to April 2026

INVESTOR RELATIONS

ir.massimomotor.com

massimomotor.com

NASDAQ: MAMO |